UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018 (October 8, 2018)
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NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (331) 332-5000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On October 10, 2018, Kevin M. Sheehan was elected to the Board of Directors (the “Board”) of Navistar International Corporation (the “Company”), replacing Daniel A. Ninivaggi who submitted his resignation to the Board on October 8, 2018 effective October 10, 2018. Mr. Sheehan was appointed a member of the Board’s Audit Committee and Compensation Committee, also effective October 10, 2018. Pursuant to a Settlement Agreement effective as of October 5, 2012 entered into by the Company with Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. (collectively, the “Icahn Group”), as amended by Amendment No. 1 to the Settlement Agreement, effective as of July 14, 2013, and Amendment No. 2 to the Settlement Agreement, effective as of September 5, 2016 (collectively, the “Settlement Agreement”), Mr. Sheehan has been designated by the Icahn Group to serve on the Board as an Icahn Nominee (as defined in the Settlement Agreement) as a replacement for Mr. Ninivaggi who was also an Icahn Nominee.
As a director of the Company, Mr. Sheehan will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s annual proxy statement filed with the Securities and Exchange Commission. Currently, this compensation generally consists of an annual retainer in the amount of $120,000 ($20,000 of which is to be paid in the form of restricted stock) and an annual stock option grant of 5,000 options. The initial cash and stock award to be received by Mr. Sheehan will be pro-rated accordingly.
A copy of the press release announcing the election of Mr. Sheehan and the resignation of Mr. Ninivaggi is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated October 10, 2018 "Kevin M. Sheehan Appointed to Navistar Board of Directors"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Richard E. Bond
Name:	Richard E. Bond
Title:	Corporate Secretary

Dated: October 10, 2018

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